                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                    Exhibit Index is on Page 3

Date of Report (Date of earliest event reported): April 22, 1998

                    CoreStates Financial Corp
________________________________________________________________

            (Exact name of registrant as specified in its charter)


        Pennsylvania         0-6879            23-1899716
------------------------------------------------------------------
        (state or other      (Commission       (IRS Employee
        jurisdiction of      File Number)      Identification No.)
        incorporation)

               Centre Square West, 1500 Market Street
               Philadelphia, Pennsylvania               19101
------------------------------------------------------------------
          (Address of principal executive offices)    (Zip Code)


          Registrant's telephone, including area code: (215) 973-7488
                                                       --------------


__________________________________________________________________
  (Former name and former address, if changed since last report)
                                    1 of 5

ITEM 5.   OTHER EVENTS.
          -------------


     The information set forth in the earnings news release of CoreStates Financial Corp as Exhibit 99 is incorporated by reference and made a part hereof.


ITEM 7.   EXHIBITS.
          ---------

99   CoreStates Financial Corp Earnings News Release dated April 22, 1998.


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CORESTATES FINANCIAL CORP
                                      (Registrant)



Dated: April 23, 1998         By /s/ Lydia Hernandez-Velez
                                 -------------------------------
                                 Lydia Hernandez-Velez
                                 Executive Vice President



                                     2 of 5

                                 Exhibit Index
                                 -------------


Exhibit No.                                                    Page
-----------                                                    ----


99             CoreStates Financial Corp Earnings News
               Release dated April 22, 1998                       4



                                     3 of 5